UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, effective February 22, 2023, Esports Entertainment Group, Inc. (the “Company”) completed a one-for-one-hundred (1-for-100) reverse stock split of our issued and outstanding shares of common stock without a corresponding reduction in the total number of authorized shares of our common stock (the “Reverse Stock Split”).

The Company is filing this Current Report on Form 8-K (this “Report”) to include the Company’s Consolidated Financial Statements and accompanying Notes for the Years Ended June 30, 2022 and 2021 and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the nine months ended March 31, 2023 and 2022, and the fiscal years ended June 30, 2022 and 2021, that were updated to reflect the Reverse Stock Split and were included within Amendment No. 3 to Form S-1/A filed with the Securities and Exchange Commission on August 1, 2023, in Exhibit 99.1 and Exhibit 99.2, respectively. The information in this Report is not an amendment to, or a restatement of, the Company’s Consolidated Financial Statements and accompanying Notes for the years ended June 30, 2022 and 2021 included in that filing.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Marcum LLP

23.2	Consent of Friedman LLP.

99.1	Consolidated Financial Statements and accompanying Notes for the years ended June 30, 2022 and 2021.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations from the Company’s for the nine months ended March 31, 2023 and 2022, and the fiscal years ended June 30, 2022 and 2021.

104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

	By:	/s/ Michael Villani
	Name:	Michael Villani
	Title:	Interim Chief Financial Officer and Controller